(THE JENSEN PORTFOLIO)


                                 ANNUAL REPORT
                                  May 31, 2001

THE JENSEN PORTFOLIO

LETTER FROM THE INVESTMENT ADVISER

Dear Fellow Shareholders:

  INTRODUCTION: We wish to welcome new shareholders, a number that exceeded any other year in The Jensen Portfolio's history. The Portfolio's background may be of interest. It was founded in 1992 and was initially offered just to the private clients of Jensen Investment Management and registered for purchase in five Western states that coincided with the residence of those clients.

  Because the Portfolio has not been widely distributed, new investors (other than clients) are to say the least, challenged to learn about the Portfolio. Due to some fortuitous publicity, including articles in Business Week and The New York Times, the Portfolio has recently gained greater awareness. In this last fiscal year, the size of the Portfolio increased by 50 percent, or by about $15 million. In addition, the portfolio's shares are now registered for sale in all 50 states.

  STRATEGY: The Jensen Portfolio's largest position at its fiscal year end was cash equivalents, comprising about 9 percent of total assets. Since our investment strategy does not involve market-timing techniques (we profess to having no clue what the market will do next), this unaccustomed position merits explanation.

  First, however, cash is employed in commercial paper of credit-worthy corporations. Because of the quality of the issuers (who wish to pay as little interest as possible) and that the paper matures daily, the return on our cash is currently a paltry 3.3 percent. We do understand that earning these low returns are neither the objectives of the Portfolio's strategy nor its shareholders.

  The Portfolio strategy's basic tenet is that, in order to achieve higher returns, companies must be purchased at significant discounts to their intrinsic value.

  Intrinsic value is an over-worked term in the investment community today. There is always an intrinsic value for a company - even when there is no market value. For example, privately-held Hallmark Cards which dominates its industry with 52 percent of sales and 1999 revenues of $4.2 billion is clearly a valuable franchise. By calculating Hallmark's intrinsic value (should its financial statements be generally available), an investor could determine its value relative to any other investment.

  We subscribe to Warren Buffett's definition of intrinsic value, "It is the discounted value of the cash that can be taken out of a business during its remaining life." Since intrinsic value is forward looking -- the cash has yet to be earned -- it is an estimate and not a precise figure. Two people, while agreeing on the concept and examining the same set of facts, will most likely arrive at a different intrinsic value.

  That said, the reckoning is not simple. Nonetheless, the exercise is worth the effort. As William Fruhan wrote in Financial Strategy, "Managers who are successful in either shaping or simply taking advantage of the competitive environment so as to earn returns in excess of their capital costs create enormous wealth for their shareholders."

  In making that statement, Fruhan defined two characteristics of attractive firms: those that have competitive advantages and those that earn returns in excess of their cost of capital. By adopting these characteristics, the Portfolio's strategy rules out businesses that are cyclical (such as autos, metals, chemicals and paper) because they are intensely competitive, do not consistently earn returns in excess of their cost of capital and present significant challenges in forward-looking calculations.

  On the other hand, companies that have a sustainable competitive advantage -- brought about by unique products and services or economies of scale -- not only enjoy higher returns than their peers, their returns tend to be quite consistent. It is this consistency that enables the Portfolio's investment committee to have confidence in its determination of intrinsic value.

  Once intrinsic value is determined, it is the task of the Portfolio's investment committee to acquire companies at market prices that are a small fraction of their true worth -- the smaller the fraction, the better. If a company we liked had an intrinsic value of $100 per share, we would be delighted to pay $40 for their shares. The market does indeed work both ways. Once in a while, inexplicably, investors may wish to pay $150 for their shares thus creating a situation where continued ownership would destroy value. This past year any number of dot.com companies with doubtful prospects of even having intrinsic value were examples of this.

  The purpose of this lengthy explanation of intrinsic value and market value is to help explain why the Portfolio has a 9 percent cash position. In mercifully a few words (this time), there are relatively few companies at the moment whose market price offers the opportunity to buy at a significant discount to intrinsic value and in which we do not already hold a large position.

  This situation is not unique and we hope it will be relatively short-lived. To be sure, we are quite comfortable with the companies, current market price, and the price paid for them, that are held in the Portfolio today.

  PERFORMANCE: The Jensen Portfolio's performance for the fiscal year ending May 31, 2001, after all costs and with dividends reinvested, was -0.18% versus the S&P 500 Index's -10.55%.

  If you have any questions regarding The Jensen Portfolio, please call us at 1-800-221-4384.

Sincerely,

/s/Val Jensen

Val Jensen, Chairman
Jensen Investment Management, Inc.

The above outlook reflects the opinions of Val Jensen as of May 2001. They are subject to change and any forecasts made cannot be guaranteed.

Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any security. For more complete information regarding performance and holdings, please refer to the financial and portfolio holdings sections of this report.

Business Week, The Best Mutual Funds, January 29, 2001; New York Times, Investing with Val Jensen, April 29, 2001; Financial Strategy, William E. Fruhan, Jr., Copyright 1979.

For use only when accompanied or preceded by a prospectus. Quasar Distributors, LLC, Distributor

                              THE JENSEN PORTFOLIO
                         TOTAL RETURNS VS. THE S&P 500

         DATE            THE JENSEN PORTFOLIO         S&P 500 STOCK INDEX
         ----            --------------------         -------------------
         8/3/92                $10,000                      $10,000
       11/30/92                $10,360                      $10,283
        5/31/93                 $9,428                      $10,885
       11/30/93                 $9,233                      $11,321
        5/31/94                 $8,991                      $11,348
       11/30/94                 $9,115                      $11,440
        5/31/95                $10,325                      $13,640
       11/30/95                $11,643                      $15,671
        5/31/96                $12,818                      $17,519
       11/30/96                $14,611                      $20,037
        5/31/97                $15,709                      $22,672
       11/30/97                $17,340                      $25,751
        5/31/98                $18,581                      $29,629
       11/30/98                $20,456                      $31,843
        5/31/99                $21,464                      $35,859
       11/30/99                $23,296                      $38,498
        5/31/00                $27,398                      $39,616
       11/30/00                $29,308                      $36,873
        5/31/01                $27,349                      $35,435

FOR THE PERIOD ENDING MAY 31, 2001

                                            AVERAGE ANNUAL
                        ------------------------------------------------------
                        ONE YEAR     THREE YEAR    FIVE YEAR   SINCE INCEPTION
                        --------     ----------    ---------   ---------------
THE JENSEN PORTFOLIO:    (0.18)%       13.74%       16.36%          12.06%
S&P 500 STOCK INDEX:    (10.55)%        6.14%       15.12%          15.40%

THE S&P 500 STOCK INDEX IS AN UNMANAGED BUT COMMONLY USED MEASURE OF COMMON STOCK TOTAL RETURN PERFORMANCE. THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 8/3/92 (INCEPTION). RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS. PAST PERFORMANCE IS NOT PREDICATIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

REPORT of INDEPENDENT ACCOUNTANTS

To the Directors and Shareholders of The Jensen Portfolio, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Jensen Portfolio, Inc. (the
Fund) at May 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS, LLP

Portland, Oregon
June 8, 2001

STATEMENT OF ASSETS & LIABILITIES
MAY 31, 2001

ASSETS:
Investments, at fair value
  (cost $33,559,235)                                               $45,848,220
Cash                                                                     2,114
Receivable for capital stock issued                                    247,142
Income receivable                                                       61,852
Other assets                                                            22,145
                                                                   -----------
                              TOTAL ASSETS                          46,181,473
                                                                   -----------

LIABILITIES:
Payable to Investment Adviser                                           19,190
Other accrued expenses                                                  42,870
                                                                   -----------
                              TOTAL LIABILITIES                         62,060
                                                                   -----------
NET ASSETS                                                         $46,119,413
                                                                   -----------
                                                                   -----------

NET ASSETS CONSIST OF:
Capital stock                                                      $34,038,175
Unrealized appreciation on
  investments                                                       12,288,985
Accumulated undistributed net
  investment income                                                     35,705
Accumulated undistributed net
  realized loss                                                       (243,452)
                                                                   -----------
                              TOTAL NET ASSETS                     $46,119,413
                                                                   -----------
                                                                   -----------

NET ASSET VALUE PER SHARE, 2,141,756
  SHARES OUTSTANDING (100,000,000 SHARES
  AUTHORIZED, $.001 PAR VALUE)                                          $21.53
                                                                        ------
                                                                        ------

                       See notes to financial statements.

SCHEDULE OF INVESTMENTS
MAY 31, 2001

Number of Shares                                                    Fair Value
----------------                                                    ----------

               COMMON STOCK 90.60%

               ADVERTISING 3.23%
     16,000    Omnicom Group Inc.                                  $ 1,489,280
                                                                   -----------

               BANKS 6.43%
     54,000    State Street Corporation                              2,968,380
                                                                   -----------

               BEVERAGES 1.95%
     19,000    The Coca-Cola Company                                   900,600
                                                                   -----------

               COMPUTER SOFTWARE SERVICES 8.36%
     22,000    Adobe Systems
                 Incorporated                                          874,940
     34,000    Automatic Data
                 Processing, Inc.                                    1,827,160
     30,000    Paychex, Inc.                                         1,152,900
                                                                   -----------
                                                                     3,855,000
                                                                   -----------

               COMPUTERS & PERIPHERALS 3.10%
     88,000    American Power Conversion
                 Corporation #<F1>                                   1,429,120
                                                                   -----------

               DRUGS 2.44%
     15,400    Merck & Co., Inc.                                     1,124,046
                                                                   -----------

               ELECTRICAL EQUIPMENT 6.18%
     28,000    Emerson Electric Co.                                  1,895,880
     19,500    General Electric Company                                955,500
                                                                   -----------
                                                                     2,851,380
                                                                   -----------

               FOOD PROCESSING 5.11%
    125,000    Sara Lee Corporation                                  2,355,000
                                                                   -----------

               HOUSEHOLD PRODUCTS 9.49%
     80,000    The Clorox Company                                    2,771,200
     25,000    The Proctor & Gamble
                 Company                                             1,606,000
                                                                   -----------
                                                                     4,377,200
                                                                   -----------

               INDUSTRIAL SERVICES 7.61%
    100,000    Equifax Inc.                                          3,508,000
                                                                   -----------

               MEDICAL SUPPLIES 12.56%
     43,000    Abbott Laboratories                                   2,235,140
     36,000    Medtronic, Inc.                                       1,547,280
     35,000    Stryker Corporation                                   2,010,750
                                                                   -----------
                                                                     5,793,170
                                                                   -----------

               NEWSPAPERS 6.11%
     42,500    Gannett Co., Inc.                                     2,816,900
                                                                   -----------

               OFFICE EQUIPMENT 3.71%
     38,000    Zebra Technologies
                 Corporation #<F1>                                   1,711,140
                                                                   -----------

               PRECISION INSTRUMENTS 3.88%
     60,000    Dionex Corporation #<F1>                              1,788,000
                                                                   -----------

               THRIFT INDUSTRY 10.44%
     23,500    Fannie Mae                                            1,937,340
     43,500    Freddie Mac                                           2,879,700
                                                                   -----------
                                                                     4,817,040
                                                                   -----------
               Total Common Stock
                 (Cost $29,495,271)                                 41,784,256
                                                                   -----------

Principal Amount
----------------
               SHORT-TERM INVESTMENTS 8.81%

               VARIABLE RATE DEMAND NOTES*<F2> 8.81%
 $  711,820    American Family Financial
                 Services, Inc., 3.68%                                 711,820
  1,986,844    Firstar Bank, N.A., 3.81%                             1,986,844
    486,909    Wisconsin Corporate Central
                 Credit Union, 3.73%                                   486,909
    878,391    Wisconsin Electric Power
                 Company, 3.68%                                        878,391
                                                                   -----------
               Total Short-Term Investments
                 (Cost $4,063,964)                                   4,063,964
                                                                   -----------
               Total Investments 99.41%
                 (Cost $33,559,235)                                 45,848,220
                                                                   -----------
               Other Assets Less
                 Liabilities 0.59%                                     271,193
                                                                   -----------
               NET ASSETS  100.00%                                 $46,119,413
                                                                   -----------
                                                                   -----------

#<F1>  Non income producing security.
*<F2> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates are as of May 31, 2001.

                       See notes to financial statements.

STATEMENT OF OPERATIONS
YEAR ENDED MAY 31, 2001

INVESTMENT INCOME:
Dividend income                                                      $ 390,884
Interest income                                                        130,512
                                                                     ---------
                                                                       521,396
                                                                     ---------

EXPENSES:
Investment advisory fees                                               186,250
Directors' fees and expenses                                            29,155
Administration fees                                                     27,985
Transfer agent fees and expenses                                        23,760
Fund accounting fees                                                    22,760
Audit fees                                                              16,715
Federal and state registration fees                                     13,555
Custody fees                                                            10,675
Legal fees                                                               9,060
Shareholder servicing fees                                               7,713
Reports to shareholders                                                  6,220
                                                                     ---------
                 Total expenses                                        353,848
                                                                     ---------

NET INVESTMENT INCOME                                                  167,548
                                                                     ---------
REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS:
Net realized loss on investment
  transactions                                                        (243,453)
Change in unrealized appreciation
  on investments                                                       (88,670)
                                                                     ---------
Net loss on investments                                               (332,123)
                                                                     ---------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                          $(164,575)
                                                                     ---------
                                                                     ---------

                       See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                   YEAR ENDED       YEAR ENDED
                                                   MAY 31, '01     MAY 31, '00
                                                   -----------     -----------
OPERATIONS:
   Net investment income                           $   167,548     $    81,009

   Net realized gain (loss) on
     investment transactions                          (243,453)      4,292,483

   Change in unrealized
     appreciation on
     investments                                       (88,670)      2,201,549
                                                   -----------     -----------

   Net increase (decrease) in
     net assets resulting from
     operations                                       (164,575)      6,575,041
                                                   -----------     -----------

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                      19,403,308       3,319,403

   Shares issued to holders in
     reinvestment of dividends                         476,612       1,634,263

   Shares redeemed                                  (3,101,250)     (2,445,615)
                                                   -----------     -----------

   Net increase                                     16,778,670       2,508,051
                                                   -----------     -----------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS:
   Net investment income                              (170,034)        (42,818)
   From net realized gains                            (849,715)     (3,058,051)
                                                   -----------     -----------
   Total dividends and
     distributions                                  (1,019,749)     (3,100,869)
                                                   -----------     -----------

INCREASE
  IN NET ASSETS                                     15,594,346       5,982,223

NET ASSETS:
   Beginning of year                                30,525,067      24,542,844
                                                   -----------     -----------

   End of year (including
     undistributed net investment
     income of $35,705 and
     $38,191, respectively)                        $46,119,413     $30,525,067
                                                   -----------     -----------
                                                   -----------     -----------

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

                                                  YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                 MAY 31, '01    MAY 31, '00    MAY 31, '99    MAY 31, '98    MAY 31, '97
                                                 -----------    -----------    -----------    -----------    -----------
Per Share Data:

Net asset value,
   beginning of period                              $22.25         $19.42         $16.87         $14.78         $12.16
                                                    ------         ------         ------         ------         ------

Income from investment
   operations:
   Net investment income                              0.09           0.06           0.05           0.23           0.10
   Net realized and unrealized
      gains (losses) on investments                  (0.14)          5.30           2.56           2.46           2.63
                                                    ------         ------         ------         ------         ------
   Total from investment
      operations                                     (0.05)          5.36           2.61           2.69           2.73
                                                    ------         ------         ------         ------         ------

Less distributions:
   Dividends from net investment
     income                                          (0.10)         (0.03)         (0.05)         (0.23)         (0.10)
   Distribution in excess of net
     investment income                                  --             --          (0.01)            --          (0.01)
   From net realized gains                           (0.57)         (2.50)            --          (0.37)            --
                                                    ------         ------         ------         ------         ------
                                                     (0.67)         (2.53)         (0.06)         (0.60)         (0.11)
                                                    ------         ------         ------         ------         ------
Net asset value,
   end of period                                    $21.53         $22.25         $19.42         $16.87         $14.78
                                                    ------         ------         ------         ------         ------
                                                    ------         ------         ------         ------         ------

Total return                                         (0.18)%        27.65%         15.51%         18.28%         22.56%

Supplemental data and ratios:
   Net assets,
      end of period                            $46,119,413    $30,525,067    $24,542,844    $19,900,373    $14,511,087

   Ratio of expenses to
     average net assets(1)<F3>                        0.95%          0.94%          0.96%          1.02%          1.32%

   Ratio of net investment income to
     average net assets(1)<F3>                        0.45%          0.31%          0.27%          1.44%          0.61%

   Portfolio turnover rate                            6.53%         32.35%         13.87%         20.80%         24.50%

(1)<F3> Without expense waivers or voluntary reimbursements of $4,043 for the year ended May 31, 1997 the ratio of expenses to average net assets would have been 1.35%, and the ratio of net income to average net assets would have been 0.58%. For the years ended May 31, 2001, May 31, 2000, May 31, 1999 and May 31, 1998 the ratio of expenses to average net assets was less than the annual expense limit.

                       See notes to financial statements.

NOTES TO THE FINANCIAL STATEMENTS
MAY 31, 2001

1. ORGANIZATION AND SIGNIFICANT
   ACCOUNTINGPOLICIES

The Jensen Portfolio, Inc. (the "Fund") was organized as an Oregon Corporation on April 17, 1992, and is registered as an open-end, nondiversified management investment company under the Investment Company Act of 1940. The principal investment objective of the Fund is long-term capital appreciation. The Fund issued and sold 10,000 shares of its capital stock at $10 per share on June 29, 1992 ("initial shares"). The Fund commenced operations on August 3, 1992.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation - Securities that are listed on United States stock exchanges are valued at the last sale price on the day the securities are valued or, if there has been no sale on that day, then at the average of the last available bid and ask prices. Quotations are taken from the market in which the security is primarily traded. Over-the-counter securities are valued at the last sale price on the day the securities are valued, or if there has been no sale on that day, then at the average of the current bid and ask prices. Securities for which market quotations are not readily available are valued at fair value as determined by the Investment Adviser at or under the direction of the Fund's Board of Directors. There were no securities valued by the Board of Directors for the year ended May 31, 2001. Variable rate demand notes are valued at cost which approximates fair value. Notwithstanding the above, fixed-income securities may be valued on the basis of prices provided by an established pricing service when the Board believes that such prices reflect fair values.

b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders - Dividends to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid quarterly by the Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent financial reporting and tax differences are reclassified to capital stock.

d) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other - Investment and shareholder transactions are recorded on trade date. Gains or losses from the investment transactions are determined on the basis of identified carrying value. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. These notes may present credit risk to the extent the issuer defaults on its payment obligation. The credit-worthiness of the issuer is monitored, and these notes are considered to present minimal credit risk in the opinion of the Investment Adviser.

2. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

                                                  YEAR ENDED      YEAR ENDED
                                                  MAY 31, '01     MAY 31, '00
                                                  -----------     -----------
Shares sold                                          892,029         152,314
Shares issued to holders in
  reinvestment of dividends                           22,340          73,465
Shares redeemed                                     (144,330)       (117,824)
                                                   ---------       ---------
Net increase                                         770,039         107,955

Shares outstanding:
Beginning of year                                  1,371,717       1,263,762
                                                   ---------       ---------
End of year                                        2,141,756       1,371,717
                                                   ---------       ---------
                                                   ---------       ---------

3. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended May 31, 2001, were $15,654,323 and $2,313,067, respectively.

At May 31, 2001, gross unrealized appreciation and depreciation of investments were as follows:

Appreciation                                     $13,398,849
(Depreciation)                                    (1,109,864)
                                                 -----------
Net appreciation on
  investments                                    $12,288,985
                                                 -----------
                                                 -----------

At May 31, 2001, the cost of investments for federal income tax purposes was $33,559,235.

At May 31, 2001, the Fund had an accumulated net realized capital loss carryover of $243,453 expiring in 2009. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

4. INVESTMENT ADVISORY ANDOTHER
   AGREEMENTS

The Fund has entered into an Investment Advisory and Service Contract with Jensen Investment Management, Inc. Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.50% as applied to the Fund's daily net assets.

Certain officers and directors of the Fund are also officers and directors of the Investment Adviser.

5. EXPENSE GUARANTEE

In order to limit the Fund's expenses, the Investment Adviser has guaranteed that certain expenses payable by the Fund (including, but not limited to, management fees, legal, audit, custodial, printing and other regular Fund expenses, but excluding brokerage commissions, taxes, interest, organizational costs and other expenses that are capitalized, and all extraordinary items such as litigation or indemnification expenses) will not exceed specified levels in any fiscal year. If the Fund's regular operating expenses exceed the applicable limit specified below (expressed as a percentage of average daily net assets on an annual basis), the Investment Adviser will reduce its management fee, or reimburse the Fund, in an amount equal to the excess:

      Average Daily Net                        Annual
     Assets for the Year                   Expense Limit
     -------------------                   -------------
 $100,000 -  $10,000,000                       2.00%
 $10,000,001 - $15,000,000                     1.75%
 $15,000,001 - $25,000,000                     1.50%
 $25,000,001 - $50,000,000                     1.25%
 $50,000,001 - $100,000,000                    1.00%
 $100,000,001 and above                        0.75%

Any reduction in management fees or reimbursement of expenses by the Investment Adviser required pursuant to the above expense guarantee will be computed and accrued daily, paid monthly and adjusted annually on the basis of the Fund's average daily net assets for the year.

                      (JENSEN INVESTMENT MANAGEMENT LOGO)

2130 Pacwest Center
1211 SW Fifth Avenue
Portland, OR 97204-3721

503-274-2044
800-221-4384
Fax 503-274-2031